FUND SYMBOLS | CLASS A PTXXX

Putnam Tax Exempt Money Market Fund

Summary prospectus

1 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

Putnam Tax Exempt Money Market Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 1/30/15, are incorporated by reference into this summary prospectus.

Goal

Putnam Tax Exempt Money Market Fund seeks as high a rate of current income, exempt from federal income tax, as Putnam Investment Management, LLC believes is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	NONE	1.00%*

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.28%	0.00%	0.29%	0.57%	(0.04)%	0.53%

     *  A deferred sales charge on class A shares may apply to certain redemptions of shares purchased by exchange from another Putnam fund.

     #  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through January 30, 2016. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$54	$179	$314	$710

Investments, risks, and performance

Investments

We invest mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities. We may consider, among other factors, credit and interest rate risks, as well as general market conditions when deciding whether to buy or sell investments.

Risks

The effects of inflation may erode the value of your investment over time. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment, and it is possible to lose money by investing in the fund.

The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer. The amount of information about issuers of tax exempt debt may not be as extensive as that which is available about companies whose securities are publicly traded. Interest the fund receives might be taxable.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares

Average annual total returns (for periods ending 12/31/14)

Share class	1 year	5 years	10 years
Class A before taxes	0.01%	0.02%	0.97%

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments. Shares are sold at a net asset value (NAV) of $1.00 per share, without any initial sales charge.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund intends to distribute income that is exempt from federal income tax, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP095 292222 1/15 Putnam Retail Management

Summary Prospectus Supplement	January 30, 2015

Putnam Tax Exempt Money Market Fund
Summary Prospectus dated January 30, 2015

In the section Investments, risks, and performance, in the subsection Performance the fund’s Annual total returns for Class A shares graph is deleted in its entirety and replaced with the following:

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